UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2025

Longevity Health Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40228	86-1645738
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2403 Sidney Street, Suite 300
Pittsburgh, Pennsylvania		15203
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 412 894-8248

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	XAGE	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	XAGEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Longevity Health Holdings, Inc., a Delaware corporation (the “Company”), held a Special Meeting of Stockholders (the “Special Meeting”) on March 24, 2025. As of the close of business on January 29, 2025, the record date for determining stockholders entitled to notice of and to vote at the Special Meeting (the “Record Date”), there were 30,119,843 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), outstanding. Holders of 19,042,704 shares of Common Stock (representing 63% of the shares of Common Stock outstanding as of the close of business on the Record Date) were present or represented by proxy at the Special Meeting, constituting a quorum. During the Special Meeting, the stockholders of the Company voted on three proposals described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on February 10, 2025. The results for each matter voted on by the stockholders during the Special Meeting were as follows:

Proposal 1: The stockholders were asked to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of Common Stock upon exercise of warrants (the “Common Stock Warrants”) issued pursuant to the terms of a Securities Purchase Agreement, dated December 23, 2024, by and among the Company and the investors named therein, in an amount equal to or in excess of 20% of the shares of Common Stock outstanding before the issuance of the Common Stock Warrants. The results of the stockholders’ vote with respect to such proposal were as follows:

For	Against	Abstain
14,741,936	178,363	224,937

Broker Non-Votes: 3,897,468

Proposal 2: The stockholders were asked to approve an amendment to the Company's Third Amended and Restated Certificate of Incorporation, as amended, to effect, at the discretion of the Company’s Board of Directors (the “Board”), a reverse stock split of the Common Stock, at a ratio in the range of 1-for-15 to 1-for-30, with such ratio to be determined at the discretion of the Board. The results of the stockholders’ vote with respect to such proposal were as follows:

For	Against	Abstain
18,485,574	553,483	3,647

Broker Non-Votes: 0

Proposal 3: The stockholders were asked to approve a proposal to adjourn the Special Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there were insufficient votes for the approval of Proposal 1 or Proposal 2 or to otherwise constitute a quorum for the Special Meeting. The results of the stockholders’ vote with respect to such proposal were as follows:

For	Against	Abstain
18,770,274	253,012	19,418

Broker Non-Votes: 0

An adjournment of the Special Meeting was not deemed necessary or appropriate because there were sufficient shares of Common Stock present or represented by proxy at the Special Meeting to constitute a quorum for the Special Meeting and there were sufficient shares of Common Stock voted in favor of Proposals 1 and 2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Longevity Health Holdings, Inc.

Date:	March 26, 2025	By:	/s/ Bryan J. Cassaday
Bryan J. Cassaday Chief Financial Officer